SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12


                              Sonoma Valley Bancorp
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1) Title  of each  class  of  securities  to  which  transaction applies:
         _______________________________

      2) Aggregate number of securities to which  transaction  applies:
         _______________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________

      4) Proposed maximum aggregate value of transaction: ______________

      5) Total fee paid: ___________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any  part  of the fee is offset as provided by Exchange ActRule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid: ____________________________________
      2)       Form, Schedule or Registration Statement No.: ______________
      3)       Filing Party: ______________________________________________
      4)       Date Filed: ________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2003



To our Shareholders:

     The annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") will be held on Tuesday, May 14, 2003, at 6:00 p.m., at Ramekins Culinary School, 450 West Spain Street, Sonoma, California 95476. The meeting is being held for the following purposes:


         (1) To elect eleven (11) directors to serve until the next annual meeting and until their successors are elected and qualified;

         (2) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for fiscal yea r 2003.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 7, 2003, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment.

     Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                              By Order of the Board of Directors

                                              /s/Suzanne Brangham
                                              SUZANNE BRANGHAM, Secretary

April 9, 2003
Sonoma, California






                             YOUR VOTE IS IMPORTANT

     You are urged to complete, date, sign, and promptly return your proxy in the enclosed envelope regardless of whether you plan to attend the meeting. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary of the Company in writing of such revocation, by filing a duly executed proxy bearing a later date, or by attending the annual meeting in person and voting by ballot.

                              SONOMA VALLEY BANCORP
                               202 W. Napa Street
                            Sonoma, California 95476

                                 PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS OF
                              SONOMA VALLEY BANCORP

     This proxy statement contains information related to the annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") to be held on Tuesday, May 14, 2003, beginning at 6:00 p.m., at Ramekins Culinary School, 450 West Spain Street, Sonoma California 95476, and at any postponements or adjournments thereof.

     A copy of the Company's Annual Report for the year ended December 31, 2002, accompanies this Proxy Statement.

     These proxy materials were first mailed to shareholders on or about April 9, 2003.

                               PURPOSE OF MEETING

     At the annual meeting, shareholders will be asked:

     (1) To elect eleven (11) directors of the Company to serve until the next annual meeting and until their successors are elected and qualified;

     (2) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for the fiscal year 2003.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.

                       GENERAL PROXY STATEMENT INFORMATION

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Company. Shareholders are requested to consider and vote upon the matters discussed herein.

Revocability of Proxies

     Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Ms Suzanne Brangham, written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the meeting and electing to vote in person prior to the taking of any vote.

Solicitation of Proxies

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing these proxy materials will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special remuneration. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for the cost of forwarding proxy materials to the beneficial owners of the Company's stock.

Outstanding Securities and Voting Rights

     Holders of record of the Company's common stock at the close of business on April 7, 2003, will be entitled to vote on all matters to be presented at the annual meeting. As of such date, 1,392,138 shares of common stock were outstanding. Votes may be cast in person or by proxy, and each share of common stock entitles its holder to one vote.

     With respect to proposal one, the eleven (11) directors receiving the highest number of votes will be elected director. The affirmative vote of a majority of the holders of the Company's common stock represented and voting at the meeting is required in order to approve proposal two. Under California law, abstentions and broker non-votes shall be counted for purposes of determining a quorum, but will not be counted for or against the proposals or for or against any of the directors.

     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible. The eleven nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.

     A proxy for use at the annual meeting is enclosed. Proxies which are properly executed and returned to the Company will be voted at the annual meeting in accordance with the shareholders' instructions contained in such proxies and, at the discretion of the Proxy Holders, on such other matters as may properly come before the meeting. The Company is soliciting discretionary authority to cumulate votes in connection with the election of directors and in connection with any other matters that may properly come before the meeting, as provided for above. Where no contrary instructions are given, the shares will be voted "For" the election of each of the eleven directors identified under the caption, "Election of Directors" and "For" the ratification of the selection of Richardson and Co. as independent auditors for 2003. Any shareholder has the power to revoke his or her proxy at any time before it is voted.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     All directors of the Company are elected for one-year terms and until their successors are duly elected and qualified. The Board of Directors of the Company proposes that the eleven nominees named below, all of whom are currently serving as directors of the Company, be re-elected for a new one-year term. Each of the nominees has consented to serve if elected. There are no family relationships between directors and officers. The address of each of the nominees is Sonoma Valley Bancorp, 202 West Napa Street, Sonoma, CA 95476.

     The eleven directors standing for election, including a capsule background summary and the number of shares held by each, are as follows:


                                                                        Common Stock Amount
Name and Principal                                                         and Nature of         Percent of
Occupation                                             Age              Beneficial Ownership      Class (1)
------------------                                     ---              --------------------     ----------

Suzanne Brangham                                       60               22,368 (2)                 1.58

Secretary since 2001 and Director of the Bank since March, 1995; since 1975, president of Classix, Inc. and since 1994, president of 400 West Spain Corp.

Dale T. Downing                                        61               71,225 (2)(6)              5.04
Director of the Bank since its formation in
1988; proprietor, Sonoma Market, Inc. and
Glen Ellen Village Market, Inc., formerly
Shone's Country Store, Inc.

Frederick H. Harland                                   56                9,447 (3)(7)                 *
Director of the Bank since its formation
in 1988; proprietor, Harland & Lely
Corporation since 1998, project manger,
Lely Construction, Inc. since 1990;former
Director and Chief Executive Officer of
Sonoma Cheese Factory from 1969 to 1990.

Robert B. Hitchcock                                    58               81,163 (2)(8)              5.75
Director of the Bank since its formation
in 1988; Chairman of the Board 1988-1995
retired in 1992 as President, Nicholas
Turkey Breeding Farms, a position held
since 1982.

Gerald J. Marino                                       63               65,632 (2)                 4.65
Director of the Bank since its formation
in 1988; retired president, Marino
Distributing Beer and Wine Company since
1968.

                                                                        Common Stock Amount
Name and Principal                                                         and Nature of          Percent of
Occupation                                             Age              Beneficial Ownership       Class (1)
------------------                                     ---              --------------------      ----------

Gary D. Nelson                                         65                66,646 (2)(9)              4.72
Director of the Bank since 1993; president of
Gary D. Nelson Associates,
Inc. since 1970.

Robert J. Nicholas                                     60                73,947 (4)                 5.26
Chairman of the Board since 1995
and Director of the Bank since its formation
in 1988; retired in 1992 as Chairman,
Nicholas Turkey Breeding Farms, a position
held since 1982.

Angelo C. Sangiacomo                                   72                24,576 (2)(10)             1.74
Director of the Bank since 1992;
general manager and partner, Sangiacomo
Vineyards since 1950;
founding director, Carneros Quality
Alliance since 1959.

J. R. Stone                                            79                57,823 (2)(11)             4.09
Director of the Bank since 1993; retired as
Chairman of World Products, Inc. in 1987.

Mel Switzer, Jr.                                       57                73,512 (5)(12)             5.07
President and Chief Executive Officer of the
Bank since April 1990; director of the Bank
since he joined in 1990.

Harry W. Weise                                         72                56,381 (2)                 3.99
Director of the Bank since its formation in
1988; Secretary 1995-2001; retired
president, North Bay Insurance Brokers, Inc.
since 1968.

Directors and Executive Officers as a Group
(12 persons including the above)                                        633,339 (13)               38.14

* Less than 1% of outstanding shares of common stock.

(1) Percentages are based on a total of 1,392,138 shares outstanding as of March 17, 2003.
(2)  Includes 20,591 shares subject to options exercisable within 60 days.
(3)  Includes 5,883 shares subject to options exercisable within 60  days.
(4)  Includes 14,708 shares subject to options exercisable within 60 days.
(5)  Includes 57,542 shares subject to options exercisable within 60 days.
(6)  Includes 7,566 shares held by wife in an IRA account.
(7) Includes 384 shares held by wife and 464 shares held by wife in an IRA account.
(8)  Includes 6,934 shares held by wife in an IRA account.
(9)  Includes 170 shares held in a Trust Account of which his wife is a Trustee.
(10) Includes 1,243 shares held by wife as a custodian of Uniform Transfer to Minors Act.
(11) Includes 12,147 shares held by wife in an IRA account.
(12) Includes 1,370 shares held by wife in an IRA account.
(13) Includes a total of 268,630 shares subject to options exercisable within 60 days.

Committees and Compensation of the Board of Directors

     The Board of Directors of the Company has elected standing Audit and Personnel and Policies Committees. The Board does not have a Nominating Committee.

     The Personnel and Policies Committee filling the role and duties of the Compensation Committee serves the function of considering officer compensation and employee benefits. The five members of the Committee are: Messrs. Nicholas (Chairman), Downing, Hitchcock, Nelson and Weise. The Committee met eight times during 2002.

     At fiscal year end, the Audit Committee consisted of five independent directors, Messrs. Downing (Chairman), Harland, Nicholas, Stone and Weise. The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Board adopted a written charter for the Audit Committee. The Committee met eight times during 2002.

     The Board of Directors is responsible for considering the qualifications of individuals to serve as directors of the Company and recommends a slate of directors for election at the annual meeting. In carrying out its responsibilities, the Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Suzanne Brangham, the Secretary of the Bank, 202 W. Napa Street, Sonoma, California 95476.

Audit Committee Report

     The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review and discussions mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company's Annual Report on Form 10-K.

                                          Respectfully Submitted,
                                          Sonoma Valley Bancorp Audit Committee,

                                          /s/ Dale T. Downing, Chairman
                                          /s/ Frederick H. Harland
                                          /s/ Robert J. Nicholas
                                          /s/ Jesse R. Stone
                                          /s/ Harry W. Weise

Personnel and Policies Committee Report

Compensation Philosophy

     The Committee continues to emphasize the important link between the Company's performance, which ultimately benefits all shareholders, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components - Base Salary, Incentive Compensation and Stock Options - to achieve these goals.

Base Salary

     The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Committee based upon Committee compensation data, the executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor.

Incentive Bonuses

     The Incentive Bonus component of executive compensation is designed to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus Plan is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company.

Long Term Incentives

     The Committee provides the Company's executive officers with long-term incentive compensation in the form of stock option grants under the Company's 1996 Stock Option Plan and 2001 Equity Incentive Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. All options granted executive officers to date have been granted at the fair market value of the Company's common stock on the date of grant. The committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long term strategic performance goals. The number of stock options granted in prior years are also taken into consideration.

     In  conclusion,   the  Committee   believes  that  the  company's   current
compensation levels are consistent with Company goals.

                         Respectfully Submitted,
                         Sonoma Valley Bancorp Personnel and Policies Committee,

                         /s/ Robert J. Nicholas, Chairman
                         /s/ Dale T. Downing
                         /s/ Robert B. Hitchcock
                         /s/ Gary D. Nelson
                         /s/ Harry W. Weise

Attendance at Board and Committee Meetings

     The Board of Directors met eleven times during 2002 for regular board meetings. All members of the Board attended at least 75% of all board meetings and meetings of the committees on which they served during 2002.

Directors' Remuneration

     The directors of the Company are scheduled to meet at least quarterly and receive $100 for each meeting. The directors of the Sonoma Valley Bank (the "Bank") receive $800 for each regular board meeting and $200 for each committee meeting attended of which they are a member. The Chairman of the Board of the Bank receives $1,100 for each meeting. The Chairmen of the Audit and Compensation Committees receive $300 for each meeting attended. The President and Chief Executive Officer does not receive any director fees.

Security Ownership of Certain Beneficial Owners and Management

Principal Shareholders

     The following table sets forth certain information as of March 17, 2003, with respect to the beneficial ownership of the Company's common stock for each person known to the Company to own beneficially 5% or more of the outstanding shares of the Company's common stock. The table on page 3 of this proxy statement sets forth, as of March 17, 2003, certain information with respect to the beneficial ownership of shares of the Company's common stock by all directors and executive officers of the Company individually, and all directors and all executive officers of the Company as a group. As of March 17, 2003, there were 1,392,138 shares of common stock outstanding. The address for the shareholders listed is Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476.

    Name of Shareholder                     Number of Shares            Percent
    -------------------                     ----------------            -------
    Robert B. Hitchcock                         81,163 (1)              5.75%
    Robert J. Nicholas                          73,947 (2)              5.26%
    Mel Switzer, Jr.                            73,512 (3)              5.07%
    Dale Downing                                71,225 (4)              5.04%

(1) Includes 20,591 shares subject to options exercisable within 60 days and 6,934 shares held by wife in an IRA account.
(2) Includes 14,708 shares  subject  to  options  exercisable  within  60  days.
(3) Includes 57,542 shares subject to options exercisable within 60 days and 1,370 shares held by wife in an IRA account.
(4) Includes 20,591 shares subject to options exercisable within 60 days and 7,566 shares held by wife in an IRA account.


           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 SHAREHOLDERS, AND CERTAIN RELATED TRANSACTIONS

     The following information regarding each person who currently serves as an executive officer of the Bank is listed below. The executive officers serve at the discretion of the Board of Directors in their various capacities.



                             Position with the Bank and Principal
Officer                Age   Occupations During the Past Five Years
-------                ---   --------------------------------------
Mel Switzer, Jr.       57    President and Chief Executive Officer since April
                             1990.

Mary Quade Dieter      54    Executive Vice President, Chief Operating Officer,
                             Chief  Financial  Officer and  ssistant  Corporate
                             Secretary since  June 1997;  Executive Vice
                             President, Chief Financial Officer and Asst.
                             Corporate Secretary since January 1993; Vice
                             President, Chief Financial Officer and Assistant
                             Corporate Secretary from June 1988 to January 1993.

Executive Compensation

     As to the Company's Chief Executive Officer and each other key employees of the Bank who received total remuneration in excess of $100,000 in 2002, the following table sets forth total remuneration received from the Company for services performed in all capacities during the last three years.

                           SUMMARY COMPENSATION TABLE


                                 ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                 -------------------                       ----------------------
                                                                                        SECURITIES
NAME AND                                                      OTHER      RESTRICTED     UNDERLYING       ALL
PRINCIPAL                                                     ANNUAL       STOCK        OPTIONS/        OTHER
POSITION              YEAR       SALARY          BONUS        COMP.       AWARD(S)         SARs          COMP.
=================================================================================================================================
Mel Switzer, Jr.,     2000     $140,602(1)     $ 89,258      $2,588(4)      $ 0              0         $4,200(5)
CEO, President
                      2001     $147,137(2)     $104,032      $7,608(4)      $ 0              0         $4,200(5)

                      2002     $154,250(3)     $120,727      $    0(4)      $ 0              0         $4,800(5)

=================================================================================================================================
Mary Quade            2000     $  92,945       $ 59,506       $3,932(4)     $ 0              0         $4,200(5)
Dieter, COO, CFO,
Executive VP          2001     $  97,592       $ 69,355       $8,633(4)     $ 0              0         $4,200(5)

                      2002     $ 102,472       $ 80,485       $2,759(4)     $ 0              0         $4,800(5)
=================================================================================================================================
Juan Martinez,        2000     $  90,000       $ 49,588       $3,462(4)     $ 0              0         $4,200(5)
Construction Loan
Officer, Vice         2001     $  94,500       $ 57,795       $2,250(4)     $ 0              0         $4,200(5)
President
                      2002     $102,375        $ 67,071       $5,513(4)     $ 0              0         $4,800(5)
=================================================================================================================================

Bob Thomas,           2000     $  92,045       $ 11,385       $1,385(4)     $ 0              0         $    0
IT Officer, Vice
President             2001     $ 106,000       $ 10,631       $1,990(4)     $ 0              0         $    0

                      2002     $ 114,280       $ 11,491       $4,729(4)     $ 0              0         $    0
=================================================================================================================================

----------------------------
(1) Includes $134,562 base salary and $6,040 in fringe benefits.
(5) Includes $141,290 base salary and $5,847 in fringe benefits.
(6) Includes $148,354 base salary and $5,896 in fringe benefits.
(4) Represents accrued and unused vacation.
(5) Represents 401(k) employer's matching contributions.

Options Granted in Last Fiscal Year

There were no options granted for the fiscal year ended December 31, 2002.

Ten-Year Options/SAR Repricings

There were no repricing of options for the fiscal year ended December 31, 2002.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officers options exercised and option values for fiscal year ended December 31, 2002 for all executive officers at the end of the year.


                                                                      Number of Options            Value of Unexercised
                                Shares                                    at FY end                 Options at FY End
                             Acquired Or            Value               (Exercisable/                 (Exercisable/
Name                          Exercised            Realized            Unexercisable)               Unexercisable)(1)
----                          ---------            --------            --------------               --------------
Mel Switzer, Jr.                  0                   0                49,741   10,746             $876,963   $192,943
Mary Quade Dieter                 0                   0                22,124    3,647             $316,299   $ 65,484


Footnotes to Table

(1) Based on December 31, 2002, year end closing price of $30.50 per share.


Compensation Plan Table

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2002 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.


        Plan category          Number of securities to be     Weighted-average exercise       Number of securities
                                 issued upon exercise of    price of outstanding options,   remaining available for
                                  outstanding options,           warrants and rights         future issuance under
                                   warrants and rights                                     equity compensation plans
                                                                                             (excluding securities
                                                                                            reflected in column (a))
                                           (a)                            (b)                            (c)
----------------------------- ----------------------------- ----------------------------------------------------------
  Equity compensation plans
    approved by security
           holders                       322,942                        $12.62                       78,448
----------------------------- ----------------------------- ----------------------------------------------------------
  Equity compensation plans
  not approved by security
           holders                          0                             0                            0
----------------------------- ----------------------------- ----------------------------------------------------------
            Total                        322,942                        $12.62                       78,448
----------------------------- ----------------------------- ----------------------------------------------------------

Incentive Bonus Plan

     The Bank has an incentive bonus plan, which the Company will continue, the object of which is to provide an incentive for key officers as a means for compensating these people for extra service and results. The participants are selected at the discretion of the Board of Directors. Under the plan, a target cash bonus has been established for each participant. The actual cash bonus payment is adjusted up or down, depending on performance levels of the Bank each year in comparison to annual operating budgets and established goals.

Retirement Plan

     During 1995, the Bank also adopted a Supplemental Executive Retirement Plan ("SERP Plan"). Currently, the SERP Plan covers two key officers and one retired employee. The SERP Plan provides that the Bank will pay the officers and retired employee specified amounts over specified periods after retirement, and to make those payments to the officer's or retired employee's beneficiary or estate if death should occur prior to or during retirement. The SERP Plan is unfunded for tax purposes and under Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Bank also purchased single premium life insurance policies in connection with the implementation of the plan, which policies will provide protection against the adverse financial effects from the death of an officer or retired employee. Although the officers and retired employee of the Bank are the named insureds, the Bank is the owner and beneficiary under the policies.

401(k) Plan

     In June 1989, and as amended in October 1992 for the year beginning January 1992, the Bank adopted a 401(k) employee savings plan (the "401(k) Plan") which provides for a cash deferral arrangement under which all employees, including officers, are eligible for participation following three months of employment. The purpose of the 401(k) Plan is to reward eligible employees for their long and loyal service to the Bank and allow them to provide for their retirement.

     All eligible employees may contribute between 1% and 20% of their regular cash compensation not to exceed a certain dollar limit which is determined each year by the Internal Revenue Service. For 2002, this limit was $11,000. All employee contributions are fully vested. Each employee is entitled to direct the investment of his or her account into sixteen separate investment funds.

     Each payday, the Bank makes a matching contribution on each employee's behalf in an amount equal to 40% of the amount contributed by the employee. The 401(k) Plan allows each participant to become 100% vested upon participation in the plan. Employees leaving the service of the Bank after participating in the plan may withdraw their vested portion, plus their pro rata share of income and forfeitures, in cash, generally in one payment or in installments.

     The Bank made contributions totaling $77,913 in 2002, $60,845 in 2001 and $64,019 in 2000.

Severance Agreements

     On October 21, 1998, the Bank entered into Severance Agreements with both its Chief Executive Officer, Mel Switzer, and its Chief Operating Officer, Mary Dieter. On June 21, 2000, the Bank entered into a Severance Agreement with its Construction Loan Officer, Vice President (formerly Chief Lending Officer), Juan Martinez. The Severance Agreement with Mr. Switzer provides for payment to him equal to two years of his base salary in the event that he is terminated within 24 months following a change of control of the Company. Similarly, the Severance Agreements with Ms. Dieter and Mr. Martinez provides for payment to each equal to one year of their individual base salary in the event either is terminated within 24 months following a change of control of the Company. The Severance Agreements are not employment agreements and provide for payment of the severance only in the event of the occurrence of the specified circumstances. All Severance Agreements are effective through October 20, 2003, subject to extension by mutual agreement of the Company and each executive. The Company has assumed the obligations under these agreements.

Other Transactions with Directors and Officers

     The Bank has had (and expects to have in the future) banking transactions in the ordinary course of its business with its directors, officers, principal shareholders and their affiliates. These loans are granted on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with others and, in the opinion of management, do not involve more than the normal risk of collectibility. The aggregate loan disbursements and loan payments made in connection with loans to directors, officers, principal shareholders, and affiliates, are as follows:


                                 2002            2001
                               ----------     ----------
Balance, beginning of year     $2,236,000     $2,423,000
Loan disbursements              2,723,000        768,000
Loan payments                    (352,000)      (954,000)
                               -----------    ----------
Balance, end of year           $4,607,000     $2,236,000
                               ==========     ==========

     During 2002, the highest amount of aggregate indebtedness of directors, officers, principal shareholders, and affiliates, was $4,613,000 as of September 30, 2002, which represented 25.15% of the Bank's equity capital as of such date.

     The Bank leases its Glen Ellen branch office from Sonoma Market Partnership in which director Dale Downing is a partner. Lease expense for the year ended December 31, 2002, was $12,172. The annual lease commitment for the space leased is approximately $2,989 through March 2003 including a minimum inflationary increase of 4% per year. The Bank exercised the option to lease the Glen Ellen branch office for a second term of five years beginning April 1998, with an option to extend the lease for an additional five year period at the end of the second five year term. All lease terms with director Downing are on terms and at rates comparable to that which could be obtained with an outside third party.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"), or alternatively if allowed by law, by filing Form 7, 8 or 8A with the Federal Depositary Insurance Company (the "FDIC"). Such executive officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 31, 2002, all of its executive officers, directors and ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements by filing Form 3, 4 and 5 with the SEC, except Gary Nelson who was two business days late reporting one transaction, due to the December holidays.

Performance Graph

     The Performance Graph is incorporated by reference to the Company's Annual Report for the year ended December 31, 2002.

Recommendation of the Board of Directors

     The Board recommends that shareholders vote "FOR" each of the eleven directors nominated.

                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Richardson and Co., certified public accountants, as independent auditors for the Company for 2003. Richardson and Co. has served as independent auditors for the Company since 1993. Shareholders are being asked to ratify this selection at the annual meeting. A representative of Richardson and Co. will be present at the meeting and will be afforded the opportunity to make a statement and respond to appropriate questions.

Recommendation of the Board of Directors

  The Board of Directors recommends that shareholders vote "FOR" Proposal No. 2.

                                 OTHER BUSINESS

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year ended December 31, 2002 were $43,295.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company 's independent auditor, including tax services, for the fiscal year ended December 31, 2002 were $14,860.

Shareholder Proposals

     In addition to the matters discussed above, proxies will be exercised at the discretion of the Proxy Holders in voting on such other business as may properly be brought before the meeting. Except as discussed below, the only matters which the Board of Directors intends to present or knows will be presented at the meeting are the matters discussed herein. If any proposals are properly brought before the Annual Meeting, or any adjournment or postponement thereof, the Proxy Holders will vote in accordance with their own discretion.

Additional Information and Financial Disclosure

     A copy of the Company's 2002 Annual Report to Shareholders accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request. Requests for this statement or a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission, free of charge, may be made by writing to Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476 or by calling the Company at (707) 935-3200.

Shareholder Proposals For Next Year's Annual Meeting

     Proposals intended to be presented by shareholders at the 2003 Annual Meeting and included in the Proxy Statement of the Holding Company must be received by the Secretary of the Company at 202 W. Napa Street, Sonoma, California 95476, on or before Wednesday, December 10, 2003, for consideration for possible inclusion in the proxy statement relating to that meeting.

                                              By Order of the Board of Directors

                                              /s/Suzanne Brangham
                                              Suzanne Brangham, Secretary
April 9, 2003
Sonoma, California

PROXY

                              SONOMA VALLEY BANCORP
                               202 W. Napa Street
                                Sonoma, CA 95476
                                 (707) 935-3200

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Nicholas and Mel Switzer, Jr. as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Sonoma Valley Bancorp held of record by the undersigned as of April 7, 2003, at the Annual Meeting of Shareholders to be held at Ramekins Culinary School located at 450 West Spain Street, Sonoma, California 95476, at 6:00 p.m., (PST), on May 14, 2003 and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


Proposal 1: To elect directors to serve for the ensuing year and until their successors are elected.

Nominees       [  ] FOR all nominees listed at right (except as indicated to the
--------            contrary below.)

               [ ] WITHHOLD authority to vote for all nominees listed below.

Suzanne Brangham,                   Dale T. Downing,
Frederick H. Harland,               Robert B. Hitchcock,
Gerald J. Marino,                   Gary D. Nelson,
Robert J. Nicholas,                 Angelo C. Sangiacomo,
J.R. Stone,                         Mel Switzer, Jr.,
Harry W. Weise

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

Proposal 2:     To ratify  the  selection  of Richardson and Co. as  independent auditors for fiscal year 2003.

                [  ]     FOR      [  ]    AGAINST           [  ]     ABSTAIN

Proposal 3:     To transact such other  business as  may  properly  come  before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated:_____________________, 2003



-------------------------------
Signature



-------------------------------
Signature

                                  Common Stock


Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.